                             SECURITIES AND EXCHANGE
                                   COMMISSION




                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 24, 1997


                               JPS AUTOMOTIVE L.P.
                          JPS AUTOMOTIVE PRODUCTS CORP.
               (Exact name of registrants as specified in charter)


        DELAWARE                       33-75510-01               57-1060375
        DELAWARE                       1-12944                   57-0993690

(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


                              701 MCCULLOUGH DRIVE
                         CHARLOTTE, NORTH CAROLINA 28262
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (704) 547-8500

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         (a) On July 24, 1997, JPS Automotive L.P. (the "Company" or "JPS Automotive") completed the sale of its Air Restraint and Technical Products Division (the "Airbag Division") to a subsidiary of Safety Components International, Inc. pursuant to an Asset Purchase Agreement dated as of June 30, 1997. The sale price was approximately $56.3 million, subject to post-closing adjustments. The consideration paid in the sale was determined through arms-length negotiations between the Company and the purchaser. JPS Automotive Products Corp. is a wholly owned subsidiary of JPS Automotive L.P.

         The Airbag Division is an industry-leading manufacturer of airbag and industrial fabrics. Safety Components International, Inc. is an international manufacturer of automotive airbags and a supplier of ordnance and other related defense products with manufacturing facilities in North America, Europe and Asia.

         (b) Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) The pro forma financial information furnished herein reflects the disposition of the Airbag Division on the consolidated financial statements of JPS Automotive L.P.



                                                                                                       Page Number
         Unaudited Pro Forma Consolidated Statement
           of Operations for the Fiscal Year
           Ended December 28, 1996...................................................................     F-2
         Unaudited Pro Forma Consolidated Statement of
           Operations for the Quarter Ended
           March 29, 1997.............................................................................    F-3
         Unaudited Pro Forma Consolidated Balance
           Sheet at March 29, 1997....................................................................    F-4


         No pro forma financial information is furnished for JPS Automotive Products Corp. because the disposition of the Airbag Division does not impact such entity's financial statements.

         (c) The exhibits furnished in connection with this Report are as follows:


         Exhibit
         Number            Description

         2.1               Asset  Purchase  Agreement  dated as of June  30,  1997 by and among JPS Automotive L.P. and Safety Components International, Inc.

         2.2               Closing  Agreement  dated as of July 24, 1997 by and among JPS
                           Automotive L.P.,  Safety Components  International,  Inc. and Safety Components
                           Fabric Technologies, Inc.

         99.1              Press Release dated July 24, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 JPS AUTOMOTIVE L.P.
                                 (Registrant)

                                 By: PACJ, Inc., its General Partner


Date:   August 7, 1997           By:      /s/ J. Michael Stepp
                                          --------------------
                                 Name:    J. Michael Stepp
                                 Title:   Executive Vice President
                                          & Chief Financial Officer


                                 JPS AUTOMOTIVE PRODUCTS CORP.
                                 (Registrant)

Date:   August 7, 1997           By:      /s/ J. Michael Stepp
                                          --------------------
                                 Name:    J. Michael Stepp
                                 Title:   Executive Vice President
                                          & Chief Financial Officer

                             PRO FORMA CONSOLIDATED
                                 FINANCIAL DATA


         The following Unaudited Pro Forma Consolidated Statements of Operations of the Company for the fiscal year ended December 28, 1996 and for the quarter ended March 29, 1997 reflect (i) the acquisition of the Company by Collins & Aikman Corporation and its subsidiaries (the "Parent"), (ii) the Airbag Division as a discontinued operation and (iii) the application of the estimated net proceeds of the sale by the Company in July 1997 of the Airbag Division, as if the relevant transactions had occurred at the beginning of the fiscal year ended December 28, 1996.

         The following Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 29, 1997 reflects the sale of the Airbag Division as if it had occurred on that date.

         The pro forma statements do not purport to represent what the Company's financial position or results of operations would actually have been if the relevant transactions had occurred at the beginning of the fiscal year ended December 28, 1996 or on March 29, 1997, or to project the Company's consolidated results of operations or financial position at any future date or for any future period.

            Unaudited Pro Forma Consolidated Statement of Operations
                       Fiscal Year Ended December 28, 1996
                                 (In thousands)




                                                C&A            As adjusted      Discontinuance
                                            Acquisition        for the C&A      of the Airbag         Sale of the      Pro Formas as
                             Actual         Adjustments        Acquisition         Division         Airbag Division     adjusted
                          -------------    ---------------    --------------    ---------------     ----------------  -------------
Net sales                 $  290,340       $       -          $    290,340       $  (64,931)          $       -       $  225,409

Cost of goods sold           245,421          (3,000)  (1)         242,421          (56,595)                  -          185,826

Selling general and
administrative expenses       23,868          (2,800)  (2)          21,068           (4,243)                  -           16,825
                          -------------    ---------------    --------------    ---------------     ----------------  -------------

Operating income              21,051           5,800                26,851           (4,093)                  -           22,758

Interest expense, net         21,013          (8,865)  (3)          12,148             (100)               (914)  (6)     11,134

Minority interest in
consolidated subsidiary         (551)            551   (4)               -                -                   -                -

Other expense                  4,996               -                 4,996             (349)                  -            4,647
                          -------------    ---------------    --------------    ---------------     ----------------  -------------

Income from continuing
operations before
income taxes                  (4,407)         14,114                 9,707           (3,644)                914            6,977

Income tax expense
(benefit)                        (25)          4,150   (5)           4,125           (1,549)                389   (7)      2,965
                          -------------    ---------------    --------------    ---------------     ----------------  -------------

Income from continuing
operations                 $  (4,382)        $ 9,964           $     5,582       $   (2,095)          $     525         $  4,012
                          -------------    ---------------    --------------    ---------------     ----------------  -------------

(1) Represents a reduction in depreciation expense related to the adjusted fixed asset values.
(2) Represents (i) a reduction of $2.0 million related to the removal of duplicative selling and administrative costs and (ii) a net reduction of $.8 million in goodwill amortization relating to the reversal of the Company's previous goodwill amortization of $4.2 million and the establishment of an annual goodwill amortization of $3.4 million based on a forty year life.
(3) Reflects a net adjustment for (i) a reduction of $7.2 million in interest expense related to $68 million of JPS Automotive 11.125% Senior Notes due 2001 ("the JPS Automotive Notes") repurchased with borrowings by the Parent and subsequently contributed to the Company and retired, (ii) a reduction of $.4 million in interest expense related to borrowings outstanding under revolving credit facilities of the Company and a subsidiary which were paid off by the Parent in connection with the acquisition, (iii) annual amortization of $1.0 million in income related to the excess of market value of JPS Automotive Notes over face value on the acquisition date and (iv) a net reduction of $.3 million in amortization of deferred financing fees revalued in connection with the acquisition.
(4) Reflects the acquisition of the 20% minority interest in the Company's Cramerton Automotive Products, L.P. subsidiary.
(5) Represents income taxes related to the total of the Company's historical results and pro forma adjustments at a 42.5% effective rate less amounts previously reported in the Company's historical results.
(6) Represents interest income related to the estimated net proceeds of $54.3 million from the sale of the Airbag Division net of an estimated $37 million partnership distribution to the Parent. Under the indenture governing the JPS Automotive Notes, the net proceeds from the sale of the Airbag Division, if not applied within 270 days to specified purposes as set forth in the indenture, must be used to make an offer to purchase outstanding JPS Automotive Notes at a price of 100% of their principal amount. The Parent currently intends to cause the Company to make such an offer as soon as practicable. To the extent any proceeds remain after the purchase of any JPS Automotive Notes tendered pursuant to such offer, these amounts can be distributed to the Parent to the extent allowed under the restricted payment provisions of the indenture. Since the date of the acquisition through August 7, 1997, the JPS Automotive Notes have traded on the open market at values in excess of 100% of their principal amount. Therefore, these pro forma financial statements do not reflect the tender of any JPS Automotive Notes. The Company estimates approximately $37 million of the estimated net proceeds would then be distributed to the Parent in accordance with certain provisions of the indenture.
(7) Represents income taxes related to the pro forma net increase in interest expense at a 42.5% effective rate.

            Unaudited Pro Forma Consolidated Statement of Operations
                          Quarter Ended March 29, 1997
                                 (In thousands)



                                                          Discontinuance
                                                          of the Airbag          Sale of the           Pro Formas as
                                          Actual             Division          Airbag Division            adjusted
                                      ---------------    -----------------    -------------------    -------------------
Net sales                             $     74,716        $    (16,691)         $     -                     $ 58,025

Cost of goods sold                          64,970             (14,570)               -                       50,400

Selling general and
administrative expenses                      5,388                (941)               -                        4,447
                                      ---------------    -----------------    -------------------    -------------------

Operating income                             4,358              (1,180)               -                        3,178

Interest expense, net                        3,195                 (22)            (347)  (1) (2)              2,826

Other (income) expense                          (5)                  -                -                           (5)
                                      ---------------    -----------------    -------------------    -------------------

Income from continuing
operations before income taxes               1,168              (1,158)             347                          357

Income tax expense (benefit)                   614                (442)             133   (3)                    305
                                      ---------------    -----------------    -------------------    -------------------

Income from continuing
operations                             $       554        $       (716)         $   214                $          52
                                      ---------------    -----------------    -------------------    -------------------


(1) Reflects interest income related to the net proceeds from the sale less the $37 million anticipated distribution as discussed in Note 6 to the Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended December 28, 1996.
(2) Represents additional interest income related to the interest savings as reflected in the Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended December 28, 1996.
(3) Represents an increase in income tax expense related to the pro forma decrease in interest expense at a 38.2% effective rate.

                 Unaudited Pro Forma Consolidated Balance Sheet



                                              JPS Automotive         Discontinuance
                                             L.P. as of March        of the Airbag        Sale of the Airbag        Pro Formas as
                                                 29, 1997               Division               Division                adjusted
                                            --------------------    -----------------    ---------------------    ------------------
                                                                    (In thousands)
Assets
Current Assets:
   Cash and cash equivalents                $      4,388             $         (2)         $     17,300   (1)       $      21,686
   Accounts and notes receivable, net             37,132                   (9,949)                    -                    27,183
   Net assets of discontinued operations               -                   54,300               (54,300)  (2)                   -
   Inventories                                    25,810                   (9,329)                    -                    16,481
   Other                                           9,524                     (282)                    -                     9,242
                                            --------------------    -----------------    ---------------------    ------------------
     Total current assets                         76,854                   34,738               (37,000)                   74,592

Property, plant & equipment, net                  85,498                  (23,988)                    -                    61,510
Goodwill, net                                    125,204                  (17,275)                    -                   107,929
Other assets                                      10,412                     (273)                    -                    10,139
                                            --------------------    -----------------    ---------------------    ------------------

                                             $   297,968            $      (6,798)         $    (37,000)            $     254,170
                                            --------------------    -----------------    ---------------------    ------------------


Liabilities and Owners' Equity
Current liabilities:
   Current maturities of long-term debt      $       600            $        (600)         $          -             $           -
   Accounts payable                               16,675                   (3,909)                    -                    12,766
   Accrued expenses                               25,280                   (1,275)                    -                    24,005
                                            --------------------    -----------------    ---------------------    ------------------
     Total current liabilities                    42,555                   (5,784)                    -                    36,771

Long-term debt                                   113,065                     (197)                    -                   112,868
Other                                             12,819                     (817)                    -                    12,002

Owners' Equity:
   General Partner                                48,073                        -                     -                    48,073
   Limited Partner                                81,456                        -               (37,000)  (3)              44,456
                                            --------------------    -----------------    ---------------------    ------------------

     Total owners' equity                        129,529                        -               (37,000)                   92,529
                                            --------------------    -----------------    ---------------------    ------------------

                                             $   297,968             $     (6,798)         $    (37,000)            $     254,170
                                            --------------------    -----------------    ---------------------    ------------------

(1) Represents the estimated net proceeds from the sale of $54.3 million less the anticipated $37 million distribution to the Parent as discussed in
      Note 6 to the Unaudited Pro Forma Statement of Operations for the fiscal year ended December 28, 1996.
(2) Reflects the removal of net assets associated with the Airbag Division disposition.
(3) Reflects the reduction of the Limited Partner's equity as a result of the anticipated $37 million distribution as discussed in Note 6 to the Unaudited Pro Forma Statement of Operations for the fiscal year ended December 28, 1996.